Exhibit 10.13

 AMENDMENT NO. 6 TO
                 AMENDED AND RESTATED LOAN AGREEMENT AND WAIVER

         AMENDMENT and WAIVER (this "Amendment") dated as of March 31, 1999 among FURMANITE PLC (formerly KANEB UK PLC), a company incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), FURMANITE WORLDWIDE INC. (formerly KANEB INTERNATIONAL, INC.), a Delaware corporation ("Holding"), the financial institutions which are party to the Loan Agreement hereinafter referred to (each a "Bank" and collectively, the "Banks"), and BANK OF SCOTLAND, as agent for the Banks under such Loan Agreement (in such capacity, the "Agent"), to the AMENDED AND RESTATED LOAN AGREEMENT dated as of May 3,1991 (as amended by an amendments thereto dated as of December 7, 1994, July 15, 1996, June 27, 1997, December 15, 1997 and December 22, 1997, the "Loan Agreement") among the Borrower, Holding, the Banks and the Agent.



                               W I T N E S S E T H

         WHEREAS, the Borrower has asked the Agent and the Banks to waive the Borrower's defaults arising under Section 7.1(a) of the Loan Agreement from the Borrower's failure to provide to the Agent and the Banks monthly financial information as required there in and, on and subject to the terms hereof, the Agent and the Banks are amendable to granting such a waiver;

         WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire that the Loan Agreement be amended so that the financial covenant set forth in Section 8.22 is calculated on a rolling four quarter basis and so that certain special charges referred to below are excluded from the calculation of EBITDA for certain quarters and, on and subject to the terms hereof, the Agent and the Banks are willing to so amend the Loan Agreement; and,

         WHEREAS, the Borrower and Holding have requested that the Agent and the Banks extend the time for deliver of certain agreements and other documents required to be delivered pursuant to the Consent and Amendment dated as of December 22, 1997 (the "December 1997 Consent") and, on and subject to the terms hereof, the Agent and the Banks are willing to so extend such time for delivery;

         NOW, THEREFORE, it is agreed:

         1. Definitions. All terms used herein which are defined in the Loan Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall indicate otherwise) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Loan Agreement unless otherwise specified.

         2. Effect of Amendment - As used in the Loan Agreement (including all Exhibit thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the applicable effectiveness date set forth herein any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

         3.  Defined Terms.

     (a) Annex I to the Loan Agreement is hereby amended by adding the following paragraphs thereto in the appropriate alphabetical place:

     (i) "May 1999 Cost Schedule" shall mean the schedule of cost items entitled "Furmanite Worldwide, Inc. Estimated 1999 Restructuring Costs" sent by Holding to the Agent by telecopy on May 10, 1999,

     (ii) "New Sixth Amendment" shall mean the amendment to the Agreement (as then in effect) designated as Amendment No. 6 to Amended and Restated Loan Agreement and Waiver and dated as of March 31, 1999,

     (iii)"New Sixth Amendment Date" shall have the same meaning as the term "Amendment Closing Date" in the New Sixth Amendment.

     (iv) "NSTAD" shall mean the New Sixth Amendment Date.

     (b) The following defined term in Annex I is hereby amended to read in its entirety as follows:

         "EBITDA" for any Person for any period shall mean the EBIT of such Person and its consolidated Subsidiaries for such period plus (A) (to the extent deducted in computing EBIT for such period) depreciation, amortization and other non-cash items plus (B) (to the extent deducted in computing EBIT for such quarter and without duplication of any cost added to EBIT for such quarter or any preceding quarter pursuant to clause (A)), for any quarter ending in 1999, any cost identified on the May 1999 Cost Schedule; provided that no such cost shall be added to EBIT if such cost or the taking of the action or entering into of the transaction to which such cost applies is prohibited by the Loan Agreement or any other Loan Document".

         4. Section 8.22 is amended by restating subsection (b) thereof in its entirety as follows;

         "(b) Neither Holding nor the Borrower will permit the ratio of (x) Long-Term Debt of the Consolidated Group at the end of any fiscal quarter to (y) EBITDA of the Consolidated Group for the period of four fiscal quarters ending on the date of such fiscal quarter to exceed:

     (A) 4.0:1 at the end of any fiscal quarter ending on or after September 30, 1994 until and including the last day of the fiscal quarter ending on September 30, 1996; or

     (B)3.5:1 at the end of the fiscal quarter ending December 31, 1996 or at the end of any fiscal quarter thereafter. "

     5. Section 7.1 Section 7. 1 (a) of the Loan Agreement is amended by restating clause (i) thereof in its entire as follows:

          "(i) As soon as practicable and in any event within 35 days after the close of each of the first two calendar months of each fiscal quarters of Holding and its Subsidiaries, the monthly management reports prepared by Holding and its Subsidiaries, which reports shall (among other things) unaudited consolidated statement(s) of income of (x) FAI and its Subsidiaries, (y) Borrower and its Subsidiaries, and (z) the Combined Group, in each case for the Fiscal Year to date, and such other material as the Agent shall request"

     6.  Waivers:  Extensions of Time.

     (a) In reliance on the agreements and the accuracy of the representations and warranties of Borrower and Holding contained elsewhere in this Amendment, the Agent and the Banks hereby waive the Events of Default arising from the Borrower's failure to deliver the financial statements required by Section 7.1
(a)(i) of the Loan Agreement in respect of months ending prior to the date hereof.

     (b) In reliance on the agreements and the accuracy of the representations and warranties of the Borrower and Holding contained elsewhere in this Amendment, effective as of January 15, 1998, the Agent and the Banks hereby agree that the December 1997 Consent is amended by changing the deadlines set forth in Sections II(c), II(d), II(e) and II(l) f such consent from the time or date set forth in such Sections to June 15, 1999 (or such later date (if any) as may be spccified in writing by the Agent).

    7.  Agreement of Holding to the Borrower

     (a) To induce the Agent and the Banks to enter into this Amendment and grant the waivers contained herein, the Borrower and Holding hereby jointly and severally agree for the benefit of the Agent and the Banks that on or prior to June 15, 1999 (or such later date, if any, as may be specified in writing by the Agent), each of Holding and the Borrower, at the expense of the Borrower, will fully perform each obligation applicable to it set forth in Section II(c),
Section II(d), Section II(e) and Section II(1) of the December 1997 Consent. Any breach of the foregoing agreement shall constitute an Event of Default under
Section 9.3 of the Loan Agreement as fully as if said agreement was specifically referred to therein.

     (b) The Borrower affirms and acknowledges its obligations under Section 7.l(a)(i) of the Loan Agreement (as amended hereby).

     8. Representations. To induce the Agent and the Banks to enter into this Amendment and grant the waivers contained herein, Holding and the Borrower hereby jointly and severally represent and warrant to the Banks and the Agent as follows (which representations and warranties are made as of the date hereof and as of the Amendment Closing Date, shall survive the execution, delivery and effectiveness of this Amendment and for purposes of Section 9 of the Loan Agreement shall constitute representations and warranties made under the Loan Agreement as fully as if the same were set forth in full in the Loan Agreement):

     (a) The execution and delivery by each Credit Party (to the extent it is party thereto) of this Amendment, and all other amendments and agreements being delivered on the NSTAD or pursuant thereto and such Person's performance of such Loan Documents and the Agreement as amended by this Amendment and the consummation of the transactions contemplated under this Amendment and such other Loan Documents have been duly authorized by all necessary corporate and stockholder action.

     (b) This Amendment and the Loan Agreement as amended by this Amendment are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) The Security Documents secure or guarantee, as the case may be, all Loans and Letters of Credit, whether made or issued before, on or after the NSTAD). No amendments need to be made in any of the Security Documents, nor does any action need to be taken, to effectuate the provisions of the preceding sentence.

     (d) The priority of all Liens in favor of the Agent and the Banks under the Security Documents (whether in respect of Loans or Letters of Credit made or issued before, on or after the NSTAD) shall be the same as the priority of all Liens immediately prior to the NSTAD with respect to Loans and Letters of Credit outstanding immediately prior to the NSTAD.

     (e) No Default or Event of Default exists.

     (f) All representations and warranties contained in the Loan Agreement and in the other Loan Documents or otherwise made by the Borrower or any other Credit Party in connection with any of the foregoing are true and correct in all material respects with the same effect as though such representations and warranties were now being made.

     (g) The May 1999 Cost Schedule is Holdings and the Borrower's goodfaith estimate of certain costs that the Borrower expects to incur in 1999. Each of the Borrower and Holding acknowledges and agrees that the inclusion of any cost on such Schedule does not constitute any agreement of the Agent or any Bank that such cost or the action or transaction to which such cost applies is permitted under the Loan Agreement or any other Loan Document. Each of the Borrower and Holding further agrees that unless it has obtained the prior written consent of the Agent and the Banks thereto (which consent may be withheld in the Agent and the Banks' sole discretion), it will not incur any such cost or take any action or enter into any transaction to which any such cost applies (or permit any Subsidiary so to do) if the incurring of such cost or the taking or entering into of such action or transaction is prohibited by the Loan Agreement or any other Loan Document,

     9. Effectiveness. This Amendment shall become effective (in the case of Section 6(b) hereof, as of January 15, 1998 and, in the case of all other Sections hereof, as of the date hereof) when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent). The first date on which all of the following conditions have been so satisfied
(or so waived) is herein referred to as the "Amendment Closing Date." If the Amendment Closing Date shall not have occurred by the close of business (New York time) on May 19, 1999 (or such later date as tiny be specified to by the Agent in writing), this Amendment shall be deemed rescinded, null and void.

     (a) The Borrower, Holding and the Banks shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention W. Andrew Chamberlain) or, in the case of the Banks, shall have given the Agent written notice (actually received) that the same has been signed and is being sent to the Agent.

     (b) There shall have been delivered to the Agent a certificate of an authorized officer and of the secretary of each of the Borrower and Holding, with respect to this Amendment, along with resolutions authorizing, the same.

     (c) Holding and the Borrower shall have delivered or caused to be delivered such other agreements, instruments and documents as are reasonably requested by the Agent. All agreements, documents, and other instruments required to be delivered to the Agent pursuant to this Section 9 shall be in form and substance satisfactory to the Agent.

     10. Limited Nature of Amendments. The amendment and waivers set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Loan Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Loan Agreement or any of the documents referred to therein shall remain in full force and effect.

     11. Integration.

     (a) THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     (b) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     12. Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     13. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

     14. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the dtae first above written.


BANK OF SCOTLAND                             FURMANITE PLC
  Individually and as Agent                  (formerly KANEB UK plc)


By:                                          By:
     Name:                                        Name:
     Title:                                       Title:


FURMANITE WORLDWIDE, INC.
  (formerly KANEB INTERNATIONAL INC.)


By:
     Name:
     Title:




                      AMENDMENT NO. 7 (Restated Agreement)


         AMENDMENT (this "Amendment") dated as of November 10, 1999 among FURMANITE PLC (formerly KANEB UK PLC), a company incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), FURMANITE WORLDWIDE INC. (formerly KANEB INTERNATIONAL INC.), a Delaware corporation ("Holding"), the financial institutions which are party to the Loan Agreement hereinafter referred to (each a "Bank" and collectively, the "Banks"), and BANK OF SCOTLAND, as agent for the Banks under such Loan Agreement (in such capacity, the "Agent"), to the AMENDED AND RESTATED LOAN AGREEMENT dated as of May 3, 1991 (as amended by an amendments thereto dated as of December 7, 1994, July 15, 1996, June 27, 1997, December 15, 1997, December 22, 1997 and March 31, 1999,
the "Loan Agreement") among the Borrower, Holding, the Banks and the Agent.


                                                W I T N E S S E T H :


     WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire that certain provisions of the Loan Agreement regarding intercompany advances be amended; and

     WHEREAS, on and subject to the terms hereof, the Agent and the Banks are willing to amend the Loan Agreement;

     NOW, THEREFORE, it is agreed:

     1. Definitions. All the terms used herein which are defined in the Loan Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall indicate otherwise) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Loan Agreement unless otherwise specified.

     2.  Effect  of  Amendment.  As used in the Loan  Agreement  (including  all
Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the applicable effectiveness date set forth herein any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

     3. Defined Terms.

     (a) Annex I to the Loan Agreement is hereby amended by adding the following paragraphs thereto in the appropriate alphabetical place:

          (i)  "Foreign Intercompany Borrowings"-- Section 8.5.

          (ii) "Net Aggregate Foreign Guarantor Debt", at any time, means the aggregate amount of the Net FG Debt of all Foreign Guarantors at such time;

          (iii)"Net FG Debt" with respect to any Foreign Guarantor at any time means the amount determined by subtracting the aggregate amount of loans and advances constituting Foreign Intercompany Borrowings outstanding to (i.e. borrowed by) such Foreign Guarantor at such time from the aggregate amount of Foreign Intercompany Borrowings outstanding by (i.e. loaned by) such Foreign Guarantor at such time.

          (iv) "Net Intercompany Amount" at any time means the sum of (i) the Net Aggregate Foreign Guarantor Debt at such time plus (ii) the aggregate principal amount of all loans and advances made by Holding, the Borrower, FOSI and F-Australia to Furmanite, the other UK Guarantors and to Foreign Guarantors which are outstanding at such time.

          (v) "New Seventh Amendment" shall mean the amendment to the Loan Agreement (as then in effect) designated as Amendment No. 7 (Restated Agreement) dated as of September 30, 1999.

          (vi) "New Seventh Amendment Date" shall have the same meaning as the term Amendment Closing Date in the New Seventh Amendment.

          (vii) "NSVAD" shall mean the New Seventh Amendment Date.

          (viii)   "Satisfactory   Subordinated   Note"   shall   mean   a  note
               substantially in the form of Exhibit 1 to the New Seventh Amendment.

     (b) The following defined terms in Annex I are hereby amended as follows:

          (i) "Subordination Agreements" to add the following immediately before the period at the end of such definition: "and each other subordination agreement as well as the subordination provisions contained in any note or other agreement (including, without limitation, the New Seventh Amendment) pursuant to which (in any such case) any obligation of any Credit Party or any obligation running in favor of any Credit Party is subordinated to any obligation owed by Holding, the Borrower or any other Credit Party to the Banks."

          (ii) "US Guarantors" to add the words "and FOSI" immediately before the period at the end of such definition.

     (c) The following defined term in Annex I is hereby restated in its entirety as follows:

     "Foreign Guarantor" shall mean each of the following Subsidiaries of FOSI:

          Furmeta Holding BV Furmanite BV Metaholding BV Metalock BV Furmanite NV Furmanite SA Furmanite East Asia Limited Furmanite Singapore PTE Ltd Furmanite Australia Pty Limited Furmanite V&P Engineering Ltd

and, provided that such other Subsidiary has executed and delivered to the Agent, subsequent to the New Seventh Amendment Date, a Guarantee Agreement in form and substance satisfactory to the Agent, each other Subsidiary of Furmanite or FOSI not incorporated in the US or UK; provided, that upon any company ceasing to be a Subsidiary, such company shall cease to constitute a "Foreign Guarantor."

     (c) The following defined terms are hereby deleted from Annex I:

                  "CMA Account"
                  "CMA Bank"


     4. Section 7.1 (Amendment)

     Section 7.1 of the Loan Agreement is amended by replacing the period at the end of clause (i) thereto with a semi-colon and adding a new clause (j) thereto (immediately after clause (i)) as follows:

     "(j) As soon as practicable and in any event within 45 days after the close of each month of each Fiscal Year of Holding and its Subsidiaries, a schedule setting forth all loans and advances between members of the Consolidated Group as at the end of such month."


     5. Section 8.3 (Amendment)

     Section 8.3(xi) of the Loan Agreement is amended by deleting clause (B) thereof, and inserting the following in lieu of said clause:

     "(B) no such loan is borrowed from a Credit Party;"

     6. Section 8.5 (Amendment)

     Section 8.5 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "8.5 Advances and Loans. Neither Holding nor the Borrower will lend money or credit, or make advances to any Person or permit any of their respective Subsidiaries so to do, except the sale of services and products by members of the Consolidated Group on credit in the ordinary course of business on terms not more favorable than those used by other Persons similarly situated and engaged in the same or similar business; provided however that :

               (i) any Foreign Guarantor may lend money and make advances to any other Foreign Guarantor (any such loan or advance, a "Foreign Intercompany Borrowing") if after giving effect thereto

                    (a) the Net FG Debt of such Foreign Guarantor does not exceed $2,000,000;

                    (b) the Net Aggregate Foreign Guarantor Debt does not exceed $4,000,000;

                    (c)  the Net Intercompany Amount does not exceed $9,000,000;

                    (d) such Foreign Intercompany Borrowing is evidenced by a Satisfactory Subordinated Note, which note is endorsed in blank, pledged to the Banks pursuant to the US Pledge Agreement, as amended if and to the extent required by the Agent to give effect to such pledge, and delivered to and held by the Agent;

                    (e)  each  Foreign   Intercompany   Borrowing  is  made  and
                         accepted only for the ordinary business needs of the borrowing Foreign Subsidiary; and

                    (f) all such loans and advances are made and accepted at normal commercial rates of interest for such credits;

          (ii) the Borrower may make loans to FAI if

                    (a) each such loan is evidenced by the FAI Intercompany Note or by a note substantially in the form of the FAI Intercompany Note, endorsed in blank, pledged to the Banks pursuant to the US Pledge Agreement, as amended if and to the extent required by the Agent to give effect to such pledge, and delivered to and held by the Agent;

                    (b) such loan is made and accepted solely for ordinary business needs of FAI;

                    (c) the aggregate principal amount of all such loans outstanding at any one time is not more than:

                    (i)  [intentionally deleted]; and

                    (ii) such  amount as is agreed upon in writing by the Agent, the Required Banks and the Borrower from time to time (and only for such period(s) as are agreed upon by the Borrower and the Agent in writing) but, in any case, not less than $5,000,000;

                    (d) such loans are made and accepted at normal commercial rates of interest for such credits;

                    (e)  [intentionally deleted];

                    (f) such loans are secured by the Intercompany Security Documents executed on the Closing Date (or by security agreements, pledge agreements, mortgages and other security documents substantially in the form of such Intercompany Security Documents) covering all real and personal property of FAI; and

                    (g) all of the Liens granted or purported to be granted by the documentation referred to in the preceding clause
                         (f) shall be fully perfected and (i) constitute valid and enforceable Liens under the UCC (as to personalty) and the applicable Recording Act (as to realty), (ii) be entitled to all of the rights, benefits and priorities provided by the UCC and the Recording Act, as applicable, and (iii) be superior and prior to the rights of all third Persons then existing or thereafter arising under the laws of the US, the UK and any subdivision of either (based on the laws then in effect, and any laws already passed but not yet in effect) except for Permitted Liens and the other Liens referred to in Section 8.2(g), Liens to the Agent and the Banks in connection with the Loan Documents and such other Liens as the Agent or the Required Banks consent to;


               (iii)each of the  Borrower  and  Holding  may lend money and make advances to Furmanite and the other UK Guarantors and Foreign Guarantors incorporated in the Netherlands (and to the limited extent set forth, also to Foreign Guarantors incorporated elsewhere) if after giving effect thereto

                    (a) the Net Intercompany Amount does not any time exceed $9,000,000;

                    (b)  each loan and advance  made  pursuant  to this  proviso
                         (iii) is evidenced by a Satisfactory Subordinated Note, which note is endorsed in blank, pledged to the Banks pursuant to the US Pledge Agreement, as amended if and to the extent required by the Agent to give effect to such pledge, and delivered to and held by the Agent;

                    (c)  each loan and advance  made  pursuant  to this  proviso
                         (iii) is made and accepted only for the ordinary business needs of the borrowing Foreign Subsidiary;

                    (d) all such loans and advances are made and accepted at normal commercial rates of interest for such credits; and

                    (e) (to the extent that such loans are made to Foreign Guarantors not incorporated in the Netherlands) the aggregate principal amount of all such loans outstanding at any one time is not more than $500,000; the foregoing amount is included in, and not additional to, that specified in clause (a) above; and



               (iv) the loans and  advances  specified  on  Exhibit 2 to the New
                    Seventh Amendment shall be permitted to remain outstanding until their respective scheduled maturity dates.

          All amounts expressed in Dollars in this Section include equivalent amounts in other currencies at the Spot Rate.


     7. New Term Loans (Sections 2.4(b)and 8.15 and Annex I) (Amendment)

     (i)Reference in Section 8.15(b) to Section 2.4 shall be deemed to include reference to Section 2.4A; (ii) reference in the definition of "Fixed Charges" in Annex I to the Loan Agreement to Section 2.4(a) shall be deemed to include reference to Section 2.4A(e); and (iii) reference in Section 2.4(b) to Section 2.4(a) shall be deemed to include reference to Section 2.4A(e).


     8. [Intentionally deleted]


     9. Representations and Warranties.

     To induce the Agent and the Banks to enter into this Amendment, the Borrower and Holding hereby jointly and severally represent and warrant to the Agent and the Banks, and covenant and agree for the benefit of the Agent and the Banks (which representations, warranties, covenants and agreements shall survive the execution, delivery and effectiveness of this Amendment and, for purposes of
Section 9 of the Loan Agreement, shall constitute representations and warranties made under a Loan Document, and agreements and covenants made under the Loan Agreement, as fully as if the same were set forth in full in the Loan Agreement):

               (a)  [Intentionally deleted].

               (b)  [Intentionally deleted].

               (c)  [Intentionally deleted].

               (d) The execution and delivery by each Credit Party party to this Amendment and such Credit Party's performance of each of its agreements hereunder have been duly authorized by all necessary corporate and stockholder action on the part of each such Credit Party.

               (e) The execution and delivery by each Credit Party (to the extent it is party thereto) of this Amendment, and all other agreements being delivered on the NSVAD or pursuant thereto and such Person's performance of the Loan Documents and the Loan Agreement as amended by this Amendment and the consummation of the transactions contemplated under this Amendment and such other Loan Documents have been duly authorized by all necessary corporate and stockholder action. This Amendment has been duly executed and delivered by each Credit Party party hereto.


               (f) Both before and after giving effect to this Amendment and the transactions contemplated by this Amendment, no Default or Event of Default exists.

               (g) All representations and warranties contained in the Loan Agreement and in the other Loan Documents or otherwise made by the Borrower or any other Credit Party in connection with any of the foregoing are true and correct in all material respects with the same effect as though such representations and warranties were now being made.

               (h) This Amendment, the Loan Agreement as amended by this Amendment, and all other amendments and agreements delivered on the NSVAD or pursuant thereto are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (i) The Security Documents secure or guarantee, as the case may be, all Loans and other extensions of credit, whether made before, on or after the effectiveness of this Amendment, to the same extent that the Security Documents secured or guaranteed, as the case may be, all Loans and other extensions of Credit immediately prior to the effectiveness of this Amendment. No amendments need to be made in any of the Security Documents, nor does any action need to be taken, to effectuate the provisions of the preceding sentence.

               (j) If requested by the Agent, Holding will execute and deliver to the Agent, and cause each of its Subsidiaries to execute and deliver to the Agent, a confirming consent with respect to the transactions contemplated by this Amendment, in form and substance satisfactory to the Agent, within two weeks of the Agent's request therefor.

               (k) Exhibit 3 hereto constitutes a true and complete list of all loans and advances between Credit Parties and the amounts thereof outstanding as of the date hereof (except to the extent that the principal amount of any such loan or advance
                    (x) may have increased as a result of the capitalization of accrued interest thereon or (y) may have decreased as a result of one or more payments of the principal thereof).

               (l) On or prior to November 19, 1999, Holding and each applicable Subsidiary will make, and provide a copy to the Agent of, all filings in the British Patent Office (or other analogous UK filing office) necessary to evidence or give notice of the transfer to Holding of the patents and trademarks listed on Schedule 1 hereto and to perfect the security interest of the Agent therein; and on or prior to February 15, 2000 the Borrower will deliver to the Agent evidence of the recordation of such filings and an opinion of counsel of Urquhart Dykes & Lord as to such transfers and the perfection and priority of the Banks security interests, in form and substance satisfactory to the Agent.

               (m) UK patent no. 2544835 is not owned by Holding or any Subsidiary; neither Holding nor any Subsidiary owns UK patent application number GB 90/01412 or any patent issued thereon; UK patent no. 2240834 was issued in respect of UK patent application number GB/01824.

     10. Effectiveness. This Amendment shall become effective when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent). The first date on which all of the following conditions have been so satisfied (or so waived) is herein referred to as the "Amendment Closing Date". If the Amendment Closing Date shall not have occurred by the close of business (New York time) on November 19, 1999 (or such later date as may be specified by the Agent in writing), this Amendment shall be deemed rescinded, null and void.

          (a) The Borrower, Holding and the Banks shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention W. Andrew Chamberlain) or, in the case of the Banks, shall have given the Agent written notice (actually received) that the same has been signed and is being sent to the Agent.

          (b) There shall have been delivered to the Agent a certificate of an authorized officer and of the secretary of each of the Borrower and Holding, with respect to this Amendment, along with resolutions authorizing the same.

          (c) Holding and the Borrower shall have delivered to the Agent Amendment No. 5 to Pledge Agreement in the form previously sent by the Agent to the Borrower, duly executed by Holding, the Borrower and each other Credit Party whose name appears on the signature page thereof.

          (d) Holding shall have delivered to the Agent an opinion of counsel of Urquhart Dykes & Lord in form and substance acceptable to the Agent.

          (e) Holding shall have executed and delivered to the Agent an Intellectual Property Mortgage in the form previously sent by the Agent to Holding.

          (f)  Holding and the  Borrower  shall have  delivered  or caused to be
     delivered  such  other   agreements,   instruments  and  documents  as  are
     reasonably requested by the Agent.

          All agreements, documents, and other instruments required to be delivered to the Agent pursuant to this Section 10 shall be in form and substance satisfactory to the Agent.

     11. Limited Nature of Amendments. The amendments and consents (if any) set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Loan Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

     12. Subordination.

          (a) Each of KSI and each KSI Borrower hereby confirms to the Agent and the Banks that (i) as of the date hereof, the only loans or advances made by KSI to any member of the Consolidated Group are loans or advances (each such loan or advance being referred to for purposes of this Section 12(a) as a "KSI Advance") to FOSI, FEAL, FIL and Holding (each such company being referred to for purposes of this Section 12(a) as a "KSI Borrower"); and
     (ii) all obligations and liabilities of each KSI Borrower, now or hereafter existing, with respect to any KSI Advance (each such obligation and liability being referred to for purposes of this Section 12(a) as an "Obligation") are subordinated to the prior payment in full of all obligations and liabilities (including, without limitation, all interest which may be payable thereon prior to or during the pendency of any insolvency or similar proceeding relating to the Borrower or any KSI Borrower) of each KSI Borrower and of the Borrower to the Banks, now or hereafter existing (all such obligations and liabilities of the KSI Borrowers being collectively referred to in this Section 12(a) as "Superior Indebtedness"). In furtherance and not in limitation of the foregoing, each of KSI and each KSI Borrower agrees for the benefit of the Agent and the Banks that the provisions set forth in the second sentence of Section 1(b) and in Sections 3-14 of Subordination Agreement (the "Payor Agreement") dated as of August 31, 1992, made by Holding, KSI and the Borrower and accepted by the Agent are hereby incorporated herein by reference, shall survive any termination of that agreement and shall apply to KSI, the KSI Borrowers and the Obligations as fully as if each KSI Borrower were a Payor thereunder, the Obligations were Subordinated Indebtedness thereunder and the Superior Indebtedness were Superior Indebtedness thereunder.

          (b) Each of Holding, KSI and the Borrower hereby confirms to the Agent and the Banks, and agrees for the benefit of the Agent and the Banks, that all obligations and liabilities of the Borrower to Holding with respect to each loan or advance made by Holding to the Borrower, now or hereafter existing (each such obligation and liability being referred to in this
     Section 12(b) as an "Obligation"), constitute Subordinated Indebtedness under the Payor Agreement and that, to the extent for any reason the Payor Agreement would not otherwise include an Obligation as Subordinated Indebtedness the Payor Agreement is hereby amended to the extent necessary so that each Obligation is included as Subordinated Indebtedness thereunder.

          (c) Each of FOSI, Holding, FEAL, FIL, Furmanite BV, Furmanite AS, FAI and F Singapore hereby confirms to the Agent and the Banks, and agrees for the benefit of the Agent and the Banks, that all obligations and liabilities, now or hereafter existing (each such obligation and liability being referred to for purposes of this Section 12(c) as an "Obligation"), of any of the foregoing companies with respect to the loans and advances referred to in items 1(b), 2(a), 2(b), 3(a), 3(b), 5, 6, 7 and 8 of Exhibit 2 to this Amendment are subordinated to the Superior Indebtedness (as defined below). For purposes of this Section 12(c), each of the foregoing companies which has made any such loan or advance is referred to as a "Creditor", each company which has borrowed any such loan or advance is referred to as a "Subordinated Borrower", the Obligations are referred to collectively as "Subordinated Indebtedness" and the obligations and liabilities (including, without limitation, all interest which may be payable thereon prior to or during the pendency of any insolvency or similar proceeding with respect to the Borrower or any Subordinated Borrower) of each Subordinated Borrower to the Banks and of the Borrower to the Banks are referred to collectively as the "Superior Indebtedness". Each Creditor and Subordinated Borrower hereby further agrees for the benefit of the Agent and the Banks that (i) the Subordinated Indebtedness is not to be payable, and no payment on account thereof whether by way of loan or otherwise nor any security thereof, shall be made or given by a Subordinated Borrower or received, accepted or retained by a Creditor until all Superior Indebtedness is paid in full, unless the Agent otherwise consents in writing; and (ii) the provisions set forth in the second sentence of Section 1(b) and in Sections 3-14 of the Subordination Agreement (Intercompany) (the "Intercompany Agreement") dated as of August 31, 1992 made by the Borrower, accepted by the Agent and consented to by various then-existing Subsidiaries are hereby incorporated herein by reference, shall survive any termination of that agreement and shall apply to the Creditors, the Subordinated Borrowers and the Subordinated Indebtedness as fully as if the Subordinated Indebtedness were Subordinated Indebtedness thereunder, each Creditor were the Creditor thereunder, each Subordinated Borrower were a Guarantor thereunder and the Superior Indebtedness were Superior Indebtedness thereunder.

          (d) Each of FOSI, Holding, KSI and Furmanite NV hereby confirms to the Agent and the Banks, and agrees for the benefit of the Agent and the Banks, that all obligations and liabilities, now or hereafter existing (each such obligation and liability being referred to for purposes of this Section 12(d) as an "Obligation"), of any of the foregoing companies with respect to the loans and advances referred to in items 1(a),4(a) and 4(b) of
     Exhibit 2 to this Amendment are subordinated to the Superior Indebtedness (as defined below) as set forth in this Section 12(d). For purposes of this
     Section 12(d), each of the foregoing companies which has made any such loan or advance is referred to as a "Creditor", each company which has borrowed any such loan or advance is referred to as a "Subordinated Borrower" and the obligations and liabilities (including, without limitation, all interest which may be payable thereon prior to or during the pendency of any insolvency or similar proceeding with respect to the Borrower or any Subordinated Borrower) of each Subordinated Borrower to the Banks and of the Borrower to the Banks are referred to collectively as the "Superior Indebtedness". Each Creditor and Subordinated Borrower hereby further agrees for the benefit of the Agent and the Banks that the provisions set forth in the second sentence of Section 1(b) and in Sections 3-14 of the Intercompany Agreement are hereby incorporated herein by reference, shall survive any termination of that agreement and shall apply to the Creditors, the Subordinated Borrowers and the Obligations as fully as if the Obligations were Subordinated Indebtedness thereunder, each Creditor were the Creditor thereunder, each Subordinated Borrower were a Guarantor thereunder and the Superior Indebtedness were Superior Indebtedness thereunder.

     13. Integration. THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     14. Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     15. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

     16. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.



BANK OF SCOTLAND,                           FURMANITE PLC
  individually and as Agent                 (formerly KANEB UK plc)

By__________________________                By_______________________
    Name:                                       Name:
    Title:                                      Title:

                                            FURMANITE WORLDWIDE, INC.
                                            (formerly KANEB INTERNATIONAL INC.)

                                            By_______________________
                                                Name:
                                                Title:

Each of the undersigned hereby confirms and agrees to be bound by the provisions of Section 12 KANEB SERVICES INC.

By_______________________
   Name:
   Title:


FURMANITE OFFSHORE SERVICES INC.

By_______________________
   Name:
   Title:


FURMANITE EAST ASIA LIMITED

By_______________________
   Name:
   Title:


FURMANITE BV

By_______________________
   Name:
   Title:


FURMANITE AS

By_______________________
   Name:
   Title:

FURMANITE AMERICA INC.

By_______________________
   Name:
   Title:


FURMANITE SINGAPORE PTE LTD

By_______________________
   Name:
   Title:

FURMANITE NV

By_______________________
   Name:
   Title:

FURMANITE INTERNATIONAL
LIMITED

By_______________________
   Name:
   Title: